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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        WALLACE COMPUTER SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

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                           [MOORE\WALLACE LETTERHEAD]





                                                                    NEWS RELEASE


          MOORE CORPORATION LIMITED AND WALLACE COMPUTER SERVICES, INC.
                  ANNOUNCE EXPECTED MERGER COMPLETION DATE AND
                                ELECTION DEADLINE

LISLE, IL, MISSISSAUGA, ONTARIO, and STAMFORD, CT (May 5, 2003) - Moore Corporation Limited (TSX, NYSE: MCL) and Wallace Computer Services, Inc. (NYSE:
WCS) announced today that the closing date for their merger is scheduled for Thursday May 15, 2003. Under the terms of their merger agreement, the Election Deadline is therefore fixed at 5:00 p.m., New York City time, Monday May 12, 2003. This is the deadline by which all Wallace stockholders must submit to the exchange agent their forms of election indicating the type of consideration they wish to receive. Wallace stockholders may elect to receive either cash or Moore common shares in exchange for their Wallace common shares, subject to the proration provisions of the merger agreement. Any Wallace stockholder who does not submit a valid election form to the exchange agent by the Election Deadline will be deemed to have no preference as to the form of consideration such stockholder will receive. Completion of the merger remains subject to the terms and conditions of the merger agreement between Moore and Wallace.

Founded in 1882, Moore Corporation Limited is an international leader in the management and distribution of print and digital information. Moore operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial. The Forms and Labels business designs, manufactures and sells business forms and labels and provides electronic print management solutions. The Outsourcing business provides high quality, high volume variably imaged print and mail, electronic statement and database management services. The Commercial business produces high-quality, multi-color personalized business communications and provides direct marketing services, including project, database and list management services. The Moore Internet address is www.moore.com.


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Wallace Computer Services, Inc. is the recognized leader in delivering a comprehensive suite of world-class print management services through its Total Print Management (TPM) program. Total Print Management enables Wallace to meet the unique communications challenges of its Fortune 1000 clients through a single-source solution that extends well beyond ink on paper. Offerings include traditional and digital print capabilities, distribution logistics, kitting and fulfillment, digital asset management, inventory management, print optimization, direct marketing and electronic commerce. Founded in 1908, Wallace is headquartered in Lisle, IL, with manufacturing, distribution and sales facilities throughout the United States. For more information, please visit www.wallace.com.

                                    #########

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The most significant of these uncertainties are described in Moore's and Wallace's respective Form 10-K, Form 8-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the pending acquisition of Wallace by Moore. Moore and Wallace undertake no obligation to update or revise any forward-looking statements.


                                ----------------


THIS COMMUNICATION IS NOT A SOLICITATION OF A PROXY FROM ANY SECURITY HOLDER OF WALLACE COMPUTER SERVICES, INC. MOORE CORPORATION LIMITED HAS FILED A REGISTRATION STATEMENT ON FORM S-4 WITH THE SECURITIES AND EXCHANGE COMMISSION CONTAINING A PROXY STATEMENT/PROSPECTUS TO BE MAILED TO WALLACE COMPUTER SERVICES SECURITY HOLDERS CONCERNING THE PLANNED MERGER OF WALLACE COMPUTER SERVICES INTO A SUBSIDIARY OF MOORE CORPORATION. INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF STOCKHOLDERS OF WALLACE IN CONNECTION WITH THE PROPOSED MERGER, AND THEIR INTERESTS IN THE SOLICITATION, IS SET FORTH IN A PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC. WE URGE INVESTORS IN WALLACE COMPUTER SERVICES TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. INVESTORS WILL BE ABLE TO OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE SEC'S WEBSITE, WWW.SEC.GOV. IN ADDITION, DOCUMENTS FILED WITH THE SEC BY MOORE CORPORATION WILL BE AVAILABLE FREE OF CHARGE FROM MOORE CORPORATION LIMITED, C/O MOORE EXECUTIVE OFFICES, ONE CANTERBURY GREEN, STAMFORD, CONNECTICUT 06901, ATTENTION: INVESTOR RELATIONS, TEL. (203) 406-3700 OR AT WWW.MOORE.COM. DOCUMENTS FILED WITH THE SEC BY WALLACE COMPUTER SERVICES WILL BE AVAILABLE FREE OF CHARGE FROM INVESTOR RELATIONS, WALLACE COMPUTER SERVICES, INC., 2275 CABOT DRIVE, LISLE, IL 60532-3630, TEL. (630) 588-5000.

INVESTOR COMMUNICATIONS:

Moore Contacts:                              Wallace Contacts:

Robert G. Burton Jr.                         Investors: Susan Fisher
SVP - Investor Relations                     Vice President - Investor Relations
Tel: 203-406-3712                            Tel: 630-588-6405